UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
May 27, 2005

PICO Holdings, Inc.

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	10-18786 (Commission File No.) Identification No.)	94-2723335 (I.R.S. Employer

875 Prospect Street, Suite 301, La Jolla, California 92037
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(858) 456-6022

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SIGNATURES
Index to Exhibits
EXHIBIT 99.1

Item 8.01 Other Events.

     On May 27, 2005, PICO Holdings, Inc. (the “Company”) amended the previously issued audited financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and the previously issued unaudited condensed consolidated financial statements contained in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2005 to correct the treatment of the Company’s stock appreciation rights in the proforma information contained in one of the notes to the financial statements required by Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation. The Company has included the revised note to the financial statements in its Annual Report on Form 10-K/A and in its Quarterly Report on Form 10-Q/A, which reports contain a more complete description of these changes. The Company filed both of these reports with the Securities and Exchange Commission on May 27, 2005.

     Additionally, on May 27, 2005, the Company issued a press release announcing that the Company had filed an amended Form 10-K for fiscal year 2004 and an amended Form 10-Q for the first quarter of 2005. The press release, attached hereto as Exhibit 99.1, is being furnished with this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2005

PICO HOLDINGS, INC.
By:	/s/ Maxim C. W. Webb
	Name:	Maxim C. W. Webb
	Title:	Chief Financial Officer and Treasurer

Index to Exhibits

Exhibit	Description
99.1	Press release dated May 27, 2005